UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events Other Events.

Modified Securities and Exchange Commission Reporting

As previously reported, on December 14, 2016, Violin Memory, Inc. (the “Company”) filed a voluntary petition (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company is continuing in possession of its assets and is managing its business as a debtor in possession in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Chapter 11 Case is being administered under the caption In re Violin Memory Inc., Case No. 16-12782.

As previously reported, the Company was not able to complete its quarterly report on Form 10-Q for the period ended October 31, 2016 by the prescribed date without unreasonable effort or expense due to ongoing restructuring discussions. In lieu of such report, and without limiting the Company’s intentions with respect to its reporting obligations during the pendency of the Chapter 11 Case as set forth above, the Company is filing the attached Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows (collectively, the “Financial Schedules”) for the period ended October 31, 2016 with this Current Report on Form 8-K. The Financial Schedules assume the Company will continue as a going concern, with realization of assets and settlement of liabilities in the normal course of business. They do not include any adjustments for the recovery and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

During the pendency of the Chapter 11 Case, the Company plans to modify its reporting with respect to its obligations under the federal securities laws. During such period, in lieu of filing periodic reports on Forms 10-K and Forms 10-Q, the Company plans to file Current Reports on Form 8-K attaching the monthly operating reports filed with the Bankruptcy Court in the Chapter 11 Case. The Company plans to continue to file current reports on Form 8-K as required by the federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in SEC Exchange Act Release No. 9660, dated June 30, 1972.

Financial Schedules

The Financial Schedules are attached to this Current Report on Form 8-K as Exhibit 99.1, and are incorporated herein by reference. The filing of and information included in this Current Report on Form 8-K, including Exhibit 99.1, should not be deemed any admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Information Regarding the Financial Schedules

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Schedules because they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the

Company. The Financial Schedules are limited in scope, cover a limited time period, and have been prepared solely for the purpose of providing investors with interim financial information until the Company begins filing, as attachments to Current Reports on Forms 8-K, the monthly financial reports required by the Bankruptcy Court. The Company is not required to update publicly the Financial Schedules to reflect more current facts, estimates or other information, or the occurrence of future events, including in the event that the facts, estimates and assumptions upon which the Financial Schedules are based are erroneous. The Financial Schedules were not audited or reviewed by the Company’s independent registered public accounting firm, do not contain all of the information and footnotes required by generally accepted accounting principles under applicable law, and are subject to future adjustment and reconciliation. Results set forth in the Financial Schedules should not be viewed as indicative of future results.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company’s results to differ materially include, but are not limited to, the following: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions and actions in connection with a plan of reorganization in or other resolution of the Chapter 11 Case; (ii) the Company’s ability to operate its business during the pendency of the Chapter 11 Case; (iii) the effects of the filing of the Chapter 11 Case on the Company’s business operations and the upon the interests of various creditors, stockholders and other stakeholders; (iv) the length of time the Company will operate as a debtor in possession in the Chapter 11 Case; (v) risks associated with motions and other actions that third parties may take in the Chapter 11 Case, which may interfere with the Company’s ability to develop, secure approval of, and consummate a plan of reorganization or other resolution of the Chapter 11 Case; (vi) the potential adverse effects of the Chapter 11 Case on the Company’s financial condition, business operations, customers and potential customers, employees, liquidity, and results of operations; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended July 31, 2016. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Information Regarding Trading in the Company’s Equity Securities

The Company’s stockholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 Case is highly speculative and poses substantial risks, including the risk that the Company’s stock may be of little or no value. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities upon the conclusion of the Chapter 11 Case. Therefore, the Company urges extreme caution with respect to existing and future investments in its securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Financial Schedules of Violin Memory, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: January 11, 2017	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Financial Schedules of Violin Memory, Inc.